UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    February 27, 2007

AspenBio Pharma, Inc.
(Exact name of registrant as specified in charter)

Colorado (State or other jurisdiction of incorporation)	0-50019 (Commission File Number)	84-1553387 (IRS Employer Identification No.)

1585 South Perry Street, Castle Rock, CO (Address of principal executive offices)	80104 (Zip Code)

        Registrant’s telephone number, including area code (303) 794-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 – Unregistered Sales of Equity Securities.

        During 2007 through February 27, 2007, the Registrant has received $1,485,493 in cash proceeds through the exercise of warrants outstanding from offerings conducted in 2004 and 2005, whereby a total of 1,239,718 shares of the Registrant’s common stock were issued. The warrants exercised were by accredited investors only. The funds will be used for working capital, new product development and general corporate purposes. The offering was conducted in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated there under. No commission was paid on the proceeds.

Item 9.01 —  Financial Statements and Exhibits.

        None.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2007	AspenBio Pharma, Inc. (Registrant) /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Financial Officer